Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Steel Connect, Inc. (the “Company”) for the fiscal quarter ended April 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Warren Lichtenstein, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 3, 2021
	By:	/S/ WARREN LICHTENSTEIN
Warren Lichtenstein
Interim Chief Executive Officer
(Principal Executive Officer)